SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported)  September 26, 1996

                         BALCOR CURRENT INCOME FUND-85
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-14352
-----------------------------------     -----------------------------------
State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3344227
-----------------------------------     -----------------------------------
Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
-----------------------------------
Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
----------------------------------------------------------------------

Providence Square Apartments

In 1985, the Partnership acquired the Providence Square Apartments, Charlotte, North Carolina (the "Complex"), utilizing approximately $8,801,000 in offering proceeds. The Partnership acquired the Complex subject to mortgage financing of $11,300,000 (the "Providence Loan"). In September 1992, the Partnership used cash reserves to make a $1,000,000 principal paydown on the Providence Loan. In December 1992, the Partnership obtained a $14,100,000 mortgage loan from a third party, $2,000,000 of which was used to purchase the land underneath the Complex (the land and the Complex are defined as the
"Property").   The loan was collateralized by three of the Partnership's
properties, including the Property. A portion of the proceeds was also used to repay the Providence Loan at a discount of $560,000 and a mortgage loan collateralized by another Partnership property, and to pay refinancing costs. The remaining proceeds of the loan were used to fund improvements at the Property and for other Partnership purposes. In 1995, the loan was refinanced with a new $17,000,000 first mortgage loan from a third party collateralized solely by the Property. The Partnership received approximately $3,066,000 in excess proceeds.

On October 17, 1996, the Partnership contracted to sell the Property for a sale price of $20,510,000 to an unaffiliated party, Group One Investments, Inc., an Illinois corporation. In addition, the Partnership has executed an agreement to sell to the purchaser the personal property located at the Property for a net sale price of $4,500,000. The purchaser has deposited $150,000 into an escrow account as earnest money and is obligated to deposit an additional $100,000 upon the completion of the purchaser's due diligence review. The purchaser is expected to purchase the Property subject to the existing first mortgage loan which is estimated to have an outstanding principal balance of approximately $16,817,000 at closing, scheduled for December 2, 1996. The Partnership and the purchaser each have the option to extend the closing for up to 30 days upon written notice to the other party in order to obtain the lender's consent for the assumption of the loan by the purchaser.

From the proceeds of the sale, the Partnership will pay $205,100 to an unaffiliated party as a brokerage commission and up to $153,825 to an affiliate of the third party providing property management services for the Property as a fee for services rendered in connection with the sale of the Property. The Partnership will receive the remaining proceeds of approximately $7,834,000, less closing costs, which includes certain fees relating to the purchaser's assumption of the mortgage loan. Of such proceeds, $250,000 will not be available for use or distribution by the Partnership until 90 days after closing. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the Property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions, including the consent of the holder of the first mortgage loan. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible that the sale of the property may not occur.

ITEM 5.  OTHER EVENTS
-------------------------------------------

a) Storage USA of Norcross

In 1986, the Partnership acquired Storage USA of Norcross (formerly known as Jones Mill Road Mini-Warehouse), Norcross, Georgia (the "Property"), utilizing approximately $3,032,000 in offering proceeds. In 1992, the Partnership obtained a $14,100,000 mortgage loan collateralized by three of its properties, including the Property, the proceeds of which were used to repay mortgage loans collateralized by two of the Partnership's other properties, pay refinancing costs and for other Partnership purposes. In 1995, the loan was refinanced and the new loan is collateralized only by another Partnership property. The Property currently has no underlying debt.

On September 26, 1996, the Partnership contracted to sell the Property for a sale price of $3,300,000 to an unaffiliated party, Storage Trust Properties, L.P., a Delaware limited partnership. The purchaser has deposited $50,000 into an escrow account as earnest money. The remainder of the sale price will be payable in cash at closing, scheduled for November 15, 1996. The Partnership will receive all sale proceeds after the payment of closing costs. Neither the General Partner, any affiliate or any third party will receive a brokerage commission in connection with the sale of the Property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

Affiliates of the General Partner have previously sold or have contracted to sell other assets to the purchaser.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

b)  American Way Mall

As previously reported, on June 7, 1996, the Partnership contracted to sell American Way Mall, Fairfield, New Jersey, to an unaffiliated party, Robert
Heidenberg, for a sale price of $5,200,000.   The purchaser and the Partnership
have agreed to extend the closing of the sale to no later than January 25, 1997. The sale price will be increased if the closing occurs as follows: (i) on or before November 1, 1996, the sale price will be $5,300,000; (ii) from November 2, 1996 through December 15, 1996, the sale price will be $5,400,000; and (iii) after December 16, 1996, the sale price will be $5,500,000. The purchaser has deposited with the Partnership an additional $50,000 as earnest money for a total of $150,000.

The agreement of sale previously required that, in the event the purchaser or any affiliate thereof transfers any portion of the property to a third party specified in the agreement of sale prior to October 25, 1996, the Partnership is entitled to a specified portion of the proceeds from such transfer. The purchaser and the Partnership have agreed to extend this date to February 25, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
----------------------------------------------------------------------

     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) (a) Agreement of Sale and attachment thereto relating to the sale of Providence Square Apartments, Charlotte, North Carolina.

               (b) Agreement relating to the sale of Providence Square Apartments, Charlotte, North Carolina.

               (c) Amendment No. 1 to Agreement of Sale relating to the sale of Providence Square Apartments, Charlotte, North Carolina.

               (d) Letter Agreement relating to the sale of Providence Square Apartments, Charlotte, North Carolina.

          (99) (a)  (i)  Agreement of Sale and attachment thereto relating to the sale of Storage USA of Norcross, Norcross, Georgia.

                    (ii) Amendment to Agreement of Sale relating to the sale of
                         Storage USA of Norcross, Norcross, Georgia.

               (b) Second Amendment to Agreement of Sale relating to the sale of American Way Mall, Fairfield, New Jersey.

     No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.

Signature
-------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BALCOR CURRENT INCOME FUND-85
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By: Balcor Current Income Partners-85, an Illinois general partnership, its general partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:  /s/ Jerry M. Ogle
                              ------------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary

Dated:  November 1, 1996